FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Non-IO

Doc Stat = full
Occ Stat = owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100

< 550	0.48%	1.96%	2.17%	0.38%	0.00%
>= 550 / < 570	0.08%	0.31%	1.05%	2.81%	0.00%
>= 570 / < 590	0.23%	0.40%	1.96%	2.23%	0.16%
>= 590 / < 610	0.38%	0.17%	2.26%	1.28%	0.61%
>= 610 / < 630	0.08%	0.19%	1.96%	0.71%	0.83%
>= 630 / < 650	0.21%	0.48%	2.58%	0.74%	0.72%
>= 650 / < 670	0.04%	0.29%	1.37%	0.62%	0.26%
>= 670 / < 690	0.02%	0.14%	1.27%	0.32%	0.38%
>= 690 / < 710	0.03%	0.07%	0.57%	0.12%	0.30%
>= 710 / < 730	0.02%	0.13%	0.28%	0.23%	0.09%
>= 730	0.07%	0.13%	0.55%	0.23%	0.14%

Doc Stat = full
Occ Stat = not owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100

< 550	0.06%	0.02%	0.16%	0.00%	0.00%
>= 550 / < 570	0.04%	0.01%	0.10%	0.01%	0.00%
>= 570 / < 590	0.02%	0.02%	0.08%	0.04%	0.00%
>= 590 / < 610	0.07%	0.01%	0.20%	0.29%	0.00%
>= 610 / < 630	0.02%	0.03%	0.32%	0.54%	0.00%
>= 630 / < 650	0.00%	0.01%	0.11%	0.41%	0.00%
>= 650 / < 670	0.00%	0.02%	0.01%	0.32%	0.00%
>= 670 / < 690	0.02%	0.02%	0.22%	0.36%	0.00%
>= 690 / < 710	0.00%	0.00%	0.08%	0.25%	0.00%
>= 710 / < 730	0.00%	0.00%	0.08%	0.28%	0.00%
>= 730	0.00%	0.00%	0.13%	0.27%	0.00%

Doc Stat = not full
Occ Stat = owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100

< 550	1.00%	1.95%	2.22%	0.00%	0.00%
>= 550 / < 570	0.27%	0.54%	0.72%	0.02%	0.00%
>= 570 / < 590	0.31%	0.44%	1.01%	0.14%	0.00%
>= 590 / < 610	0.32%	0.36%	1.43%	0.51%	0.04%
>= 610 / < 630	0.22%	0.50%	2.91%	1.26%	0.33%
>= 630 / < 650	0.22%	0.12%	3.53%	0.92%	0.41%
>= 650 / < 670	0.12%	0.21%	2.46%	0.60%	0.47%
>= 670 / < 690	0.06%	0.13%	1.72%	0.57%	0.47%
>= 690 / < 710	0.04%	0.13%	1.31%	0.33%	0.27%
>= 710 / < 730	0.05%	0.10%	0.60%	0.10%	0.23%
>= 730	0.02%	0.03%	1.20%	0.11%	0.21%

Doc Stat = not full
Occ Stat = not owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100

< 550	0.09%	0.21%	0.11%	0.00%	0.00%
>= 550 / < 570	0.09%	0.05%	0.07%	0.00%	0.00%
>= 570 / < 590	0.01%	0.04%	0.20%	0.00%	0.00%
>= 590 / < 610	0.05%	0.08%	0.24%	0.00%	0.00%
>= 610 / < 630	0.03%	0.02%	0.09%	0.00%	0.00%
>= 630 / < 650	0.02%	0.02%	0.38%	0.05%	0.00%
>= 650 / < 670	0.01%	0.06%	0.30%	0.02%	0.00%
>= 670 / < 690	0.00%	0.07%	0.25%	0.00%	0.00%
>= 690 / < 710	0.00%	0.02%	0.16%	0.00%	0.00%
>= 710 / < 730	0.00%	0.00%	0.04%	0.00%	0.00%
>= 730	0.05%	0.05%	0.18%	0.00%	0.00%

IO

Doc Stat = full
Occ Stat = owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100

< 550
>= 550 / < 570	0.00%	0.00%	0.05%	0.04%	0.00%
>= 570 / < 590	0.07%	0.09%	2.18%	0.43%	0.00%
>= 590 / < 610	0.19%	0.33%	3.50%	0.54%	0.06%
>= 610 / < 630	0.13%	0.18%	2.47%	0.76%	0.13%
>= 630 / < 650	0.05%	0.30%	2.42%	0.75%	0.13%
>= 650 / < 670	0.05%	0.16%	1.19%	0.15%	0.07%
>= 670 / < 690	0.08%	0.14%	0.81%	0.17%	0.08%
>= 690 / < 710	0.00%	0.07%	0.89%	0.06%	0.04%
>= 710 / < 730	0.00%	0.00%	0.29%	0.05%	0.00%
>= 730	0.00%	0.02%	0.42%	0.19%	0.00%

Doc Stat = full
Occ Stat = not owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100

< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.00%	0.00%	0.00%	0.00%	0.00%
>= 590 / < 610	0.00%	0.00%	0.00%	0.00%	0.00%
>= 610 / < 630	0.00%	0.00%	0.00%	0.00%	0.00%
>= 630 / < 650	0.00%	0.00%	0.00%	0.00%	0.00%
>= 650 / < 670	0.00%	0.00%	0.00%	0.00%	0.00%
>= 670 / < 690	0.00%	0.00%	0.00%	0.00%	0.00%
>= 690 / < 710	0.00%	0.00%	0.00%	0.00%	0.00%
>= 710 / < 730	0.00%	0.00%	0.00%	0.00%	0.00%
>= 730	0.00%	0.00%	0.00%	0.00%	0.00%

Doc Stat = not full
Occ Stat = owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100

< 550
>= 550 / < 570
>= 570 / < 590	0.00%	0.00%	0.07%	0.00%	0.00%
>= 590 / < 610	0.00%	0.00%	0.20%	0.00%	0.00%
>= 610 / < 630	0.00%	0.00%	0.20%	0.04%	0.03%
>= 630 / < 650	0.04%	0.15%	0.36%	0.03%	0.00%
>= 650 / < 670	0.06%	0.13%	0.32%	0.04%	0.00%
>= 670 / < 690	0.00%	0.00%	1.00%	0.00%	0.00%
>= 690 / < 710	0.00%	0.16%	0.72%	0.00%	0.00%
>= 710 / < 730	0.00%	0.00%	0.31%	0.00%	0.00%
>= 730	0.00%	0.08%	0.30%	0.00%	0.00%

Doc Stat = not full
Occ Stat = not owner occupied
	< 70	>= 70 / < 80	>= 80 / < 90	>= 90 / < 100	>= 100

< 550	0.00%	0.00%	0.00%	0.00%	0.00%
>= 550 / < 570	0.00%	0.00%	0.00%	0.00%	0.00%
>= 570 / < 590	0.00%	0.00%	0.00%	0.00%	0.00%
>= 590 / < 610	0.00%	0.00%	0.00%	0.00%	0.00%
>= 610 / < 630	0.00%	0.00%	0.00%	0.00%	0.00%
>= 630 / < 650	0.00%	0.00%	0.00%	0.00%	0.00%
>= 650 / < 670	0.00%	0.00%	0.00%	0.00%	0.00%
>= 670 / < 690	0.00%	0.00%	0.00%	0.00%	0.00%
>= 690 / < 710	0.00%	0.00%	0.00%	0.00%	0.00%
>= 710 / < 730	0.00%	0.00%	0.00%	0.00%	0.00%
>= 730	0.00%	0.00%	0.00%	0.00%	0.00%
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Deal Name:	FBRSI 2005-3

Detailed collateral info

													% of	% Single
				% of group								% of Full	Primary	Family &	% of IO	% silent
	# of Loans	Balance	Avg. Balance	balance	WALA	WAC	WARM	FICO	OLTV	CLTV	DTI	Doc	Owner	PUD	loans	2nds

Aggregate	4,522	969,874,218.55	214,479.04	100.00	2	7.30	357	624	82.51	90.45	42.61	59.47	92.35	81.95	23.99	46.64

Current Balance
<$50k	421	12,351,720.14	29,339.00	1.27	2	10.27	321	636	98.28	98.33	41.47	80.78	93.84	86.77	—	0.4
50-75k	306	19,021,408.15	62,161.46	1.96	2	9.60	355	629	92.26	94.77	41.00	65.15	84.28	84.62	—	17.02
75.01-100k	345	30,311,466.96	87,859.32	3.13	2	8.76	356	619	87.30	91.29	40.92	64.73	86.12	82.67	3.94	26.29
100.01-200K	1,474	216,636,927.09	146,972.14	22.34	2	7.67	358	613	82.58	90.64	41.78	70.53	90.03	86.25	15.76	49.86
200.01-300K	892	218,978,492.62	245,491.58	22.58	2	7.16	358	620	81.68	89.75	43.17	62.30	92.44	85.44	23.42	47.41
300.01-400K	543	187,423,089.51	345,162.23	19.32	2	7.00	358	628	82.27	90.88	43.43	49.84	92.82	76.76	25.84	47.77
400.01-500K	281	124,766,155.60	444,007.67	12.86	2	6.91	358	635	81.73	90.62	43.68	52.36	94.54	71.89	32.41	49.77
500.01-1,000,000	260	160,384,958.48	616,865.22	16.54	2	6.89	358	631	81.14	89.25	41.75	54.15	95.13	84.43	35.68	48.42

1,000,000.01 - 1,250,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

1,250,000.01 - 1,500,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
1,500,000.01 +	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

FICO
NA	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
<600	1,511	321,440,863.81	212,733.86	33.14	2	7.83	358	561	80.69	85.12	42.92	67.27	94.34	87.40	15.52	32.47
601-619	675	133,435,531.07	197,682.27	13.76	2	7.29	357	609	83.29	90.64	42.38	68.88	92.05	83.02	34.68	41.98
620-639	696	141,240,391.90	202,931.60	14.56%	2	7.16%	358	629	83.51	93.56	42.74	57.81	92.60	83.41	25.43	55.57
640-659	606	128,268,660.77	211,664.46	13.23%	2	6.97%	357	648	83.02	93.47	42.19	53.89	93.04	79.66	26.87	57.17
660 - 679	358	83,876,211.26	234,291.09	8.65%	2	6.87%	358	670	83.51	93.31	42.85	51.39	92.61	80.80	25.56	55.1
680-699	292	66,667,597.87	228,313.69	6.87%	2	6.98%	358	689	83.56	94.66	41.61	45.32	88.34	71.34	29.53	59.76
700-719	165	42,380,877.50	256,853.80	4.37%	2	6.85%	356	708	84.25	94.78	43.13	44.82	90.58	75.13	29.41	58.5
720+	219	52,564,084.37	240,018.65	5.42%	2	6.80%	358	752	83.33	93.44	42.35	48.58	84.70	68.28	23.89	55.72

LTV
80	1,679	436,275,240.23	259,842.31	54.10	2	6.88	358	637	80.00	95.47	42.60	51.31	94.23	80.86	34.89	79.56
80.01-85	359	88,598,793.10	246,793.30	10.99	2	7.15	358	602	84.53	86.52	43.30	77.48	92.13	87.72	17.92	17.36
85.01-90	816	195,232,782.21	239,255.86	24.21	2	7.34	358	621	89.84	92.40	43.00	75.45	85.17	81.24	13.90	38.48
90.01-95	171	21,431,660.65	125,331.35	2.66	2	7.79	349	641	94.77	94.77	43.46	82.47	98.04	83.37	37.87	0
95.01-100	811	64,828,960.25	79,937.07	8.04%	2	9.43%	354	653	99.94	99.94	41.99	62.24	100.00	80.00	8.07	0
100.01+	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Cash Out	1,834	439,576,589.63	239,681.89	45.32	2	7.32	357	604	81.02	83.73	42.83	60.84	92.47	84.99	19.53	18.05
2-4 family	460	122,762,213.23	266,874.38	12.66	2	7.27	358	642	82.12	90.08	44.10	39.34	86.53	—	11.76	47.11
Investment & 2nd home	346	61,528,909.34	177,829.22	7.63	2	7.61	357	649	85.30	87.68	40.78	67.00	—	72.18	—	32.77

CA	823	263,762,299.43	320,488.82	27.20%	2	6.96%	358	630	81.61	89.70	42.89	59.37	92.38	89.65	42.29	46.32
NY	405	115,561,758.17	285,337.67	11.92%	2	7.18%	357	637	82.31	90.70	44.44	33.93	95.30	52.50	11.58	46
MA	125	30,991,645.12	247,933.16	3.20	2	7.21	358	635	82.47	91.16	43.89	57.52	95.06	54.84	16.80	47.79
GA	231	28,691,410.83	124,205.24	2.96%	2	7.60%	356	615	84.77	94.57	41.72	84.07	87.79	96.11	25.18	64.76

Full Doc	2,945	576,776,348.53	195,849.35	59.47	2	7.13	357	619	83.76	91.64	42.06	100.00	92.26	85.69	33.22	49.67
Stated Doc	57	15,676,771.59	275,031.08	1.62	2	7.62	358	588	84.66	86.19	41.83	—	91.41	93.37	15.75	24.68
Lite Doc	1,520	377,421,098.43	248,303.35	38.91%	2	7.55%	358	633	80.50	88.81	43.46	—	92.53	75.75	10.24	42.93

IO	768	232,704,211.29	303,000.28	23.99	2	6.57	358	639	81.63	94.77	42.07	82.33	100.00	88.02	100.00	70.45
2nd lien	841	49,515,939.05	58,877.45	5.11	2	10.04	347	651	99.40	99.40	42.30	59.36	99.07	79.80	—	0
Loans w/ silent 2nds	1,837	452,370,733.58	246,255.16	46.64	2	6.88	358	640	81.67	98.70	42.25	63.33	95.52	81.71	36.24	100

DTI:
LT 40	1,430	286,593,999.70	200,415.38	29.55	2	7.32	357	626	82.06	89.77	31.84	62.38	89.79	85.40	23.81	45.76
40 - 45	974	213,103,521.62	218,792.12	21.97	2	7.33	358	626	82.67	91.20	42.75	54.81	94.78	81.58	27.34	50.22
45 - 50	1,631	347,410,556.85	213,004.63	35.82	2	7.20	358	631	83.27	93.26	47.82	60.19	95.13	79.67	30.35	57.51
50 - 55	482	121,471,165.84	252,014.87	12.52	2	7.49	357	596	81.08	82.81	52.71	59.02	86.51	80.95	0.61	11.86
55+	5	1,294,974.54	258,994.91	0.13	1	8.07	359	615	82.04	82.04	55.68	29.59	61.15	81.21	—	0